NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
NET INCOME PER SHARE

NOTE 13-NET INCOME PER SHARE

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2018, 2017 and 2016:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Numerator:
Net income attributable to UTStarcom Holdings Corp.	$4,820	$6,981	$290
Denominator:
Weighted average shares outstanding-Basic	35,642	35,467	35,806
Potentially dilutive common stock equivalents-stock options and restricted stock	677	709	596
Weighted average shares outstanding-Diluted	36,319	36,176	36,402
Net Income per share attributable to UTStarcom Holdings Corp.- Basic	0.14	$0.20	$0.01
Net Income per share attributable to UTStarcom Holdings Corp.-Diluted	$0.13	$0.19	$0.01

The dilutive effect of share-based awards is reflected in diluted net loss per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and unvested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the Company’s ordinary share can result in a greater dilutive effect from potentially dilutive awards.

For the years ended December 31, 2018 and 2017, 1.5 million and 1.2 million potential ordinary shares were dilutive.